INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED DECEMBER 1, 2022 TO THE SUMMARY AND STATUTORY PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 17, 2021,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
Invesco BulletShares 2022 Municipal Bond ETF (BSMM)
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)
(each, a “Fund” and collectively, the “Funds”)
Effective December 13, 2022, the Funds, each a separate series of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), will no longer accept creation orders.
The last day of trading of each Fund on The Nasdaq Stock Market LLC (the “Exchange”) will be December 15, 2022. Shareholders may sell their holdings of a Fund on the Exchange until market close on December 15, 2022 and may incur typical transaction fees from their broker-dealer.
In accordance with the principal investment strategies of each Fund, the Funds will be terminated on December 19, 2022 without requiring additional approval by the Trust’s Board of Trustees or the Funds’ shareholders. In connection with such termination, shareholders who do not sell their shares of a Fund before market close on December 15, 2022 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about December 19, 2022.
Shareholders should call the Funds’ distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.
Please Retain This Supplement For Future Reference.
P-SIFT-PROSOAI-SUP-1 120122